Exhibit 99.1

NovaBay Announces Proposed Public Offering of Common Stock and Warrants

EMERYVILLE, Calif.--(BUSINESS WIRE)-- NovaBay®Pharmaceuticals, Inc. (NYSE MKT: NBY), a biopharmaceutical company focusing on commercializing and developing non-antibiotic antimicrobial products for the global eye care market, today announced that it intends to offer shares of its common stock and common stock purchase warrants in an underwritten public offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Roth Capital Partners is acting as the sole manager for the offering.

NovaBay intends to use the net proceeds from this offering for working capital and general corporate purposes, including research and development, clinical trials and selling, and general and administrative expenses, including sales and marketing expenses related to its Avenova™ product.

The shares described above are being offered by NovaBay pursuant to a registration statement previously filed with and subsequently declared effective by the Securities and Exchange Commission (“SEC”). An electronic preliminary prospectus relating to the offering has also been filed with the SEC and is available on the SEC’s website at http://www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Copies of the preliminary prospectus supplement and accompanying base prospectus relating to this offering may be obtained from Roth Capital Partners, 888 San Clemente, Newport Beach, CA 92660, (800) 678-9147 or by accessing the SEC’s website, www.sec.gov.

About NovaBay Pharmaceuticals, Inc.: Going Beyond Antibiotics

NovaBay Pharmaceuticals is a biopharmaceutical company focusing on commercializing and developing its non-antibiotic anti-infective products to address the unmet therapeutic needs of the global, topical eye care market with its two distinct product categories: the NEUTROX™ Family of Products, cleared by the US FDA as a 510(k) medical device; the NEUTROX™ Family of Products includes AVENOVA™ for the eye care market and NEUTROPHASE® for wound care, and CELLERX™ for the cosmetic surgery and aesthetic dermatology  market; and its AGANOCIDE® compounds, led by AURICLOSENE™ which is in development as a new drug in urology and dermatology.

NovaBay has partnerships in the U.S. and around the world with PBE, Inc. (U.S.), IHT, Inc. (U.S.), Galderma (France), Virbac (France), China Pioneer Pharma (China and Southeast Asia), Shin Poong Pharmaceuticals (South Korea), Biopharm (North Africa and the Middle East), Sarmedic Ltd (Israel), Ophthalmic Instrument Company (New Zealand) and Alpha Pharma LLC (the Ukraine).

In June 2015, NovaBay announced FDA clearance of intelli-Case™, an innovative, easy-to-use device for safely disinfecting soft and rigid gas permeable (RGP) contact lenses with hydrogen peroxide.

Safe Harbor / Forward-Looking Statements

This release contains statements which are, or may be deemed to be, “forward-looking statements” which are prospective in nature. All statements other than statements of historical fact are forward-looking statements. They are based on current expectations and projections about future events, and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “intends”, “anticipates”, “believes”, “targets”, “aims”, “projects” or words or terms of similar substance or the negative thereof, as well as variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations. Forward-looking statements include, but are not limited to, statements relating to the following: (i) our financial or operational results, future expenditures, expenses, revenues, earnings, losses and future prospects; (ii) business and management strategies; and (iii) our proposed offering, including the intended use of proceeds. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions. Many factors may cause the actual results, performance or achievements of NovaBay to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The offering is subject to market and other conditions and there can be no assurance as to whether or when the offering may be completed or as to the actual size or terms of the offering. Other risk factors are described in NovaBay’s securities filings, including in NovaBay’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2015, and any subsequent reports on Forms 10-K, 10-Q and 8-K, which are or will be available at:http://www.sec.gov/cgi-bin/browseedgar?company =novabay&owner=exclude&action=getcompany. These projections and statements are based on management’s estimates and assumptions with respect to future events and financial performance, and are believed to be reasonable, though NovaBay and its associates, directors, officers and advisers do not provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this release will actually occur. NovaBay undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This release is intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995 as it contains “forward-looking statements” within the meaning of the federal securities laws.

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From the Company
Thomas J. Paulson
Chief Financial Officer
510-899-8809
Contact Thomas Paulson

Investor Contact
LHA
Jody Cain
310-691-7100
jcain@lhai.com